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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 6, 2003

                                -----------------

                           Mobility Electronics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                       0-30907               86-0843914
(State or other jurisdiction      (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)

                     17800 North Perimeter Drive, Suite 200
                              Scottsdale, AZ 85225
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code     (480) 596-0061


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release issued by Mobility Electronics, Inc. on May 6, 2003*


*Filed herewith

ITEM 9. REGULATION FD DISCLOSURE (THE FOLLOWING DISCUSSION IS FURNISHED UNDER
"ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

         In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial
Condition," is furnished under "Item 9. Regulation FD Disclosure."

         On May 6, 2003, Mobility Electronics, Inc. (the "Company") announced in a press release the Company's preliminary results for its first quarter, ended
March 31, 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MOBILITY ELECTRONICS, INC.

Date: May 6, 2003                   By:    /s/ Joan W. Brubacher
                                           -------------------------------------
                                           Joan W. Brubacher,
                                           Chief Financial Officer and
                                           Executive Vice President


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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
99.1          Press Release issued by Mobility Electronics, Inc. on May 6, 2003*